UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09687

ALLIANCEBERNSTEIN FOCUSED GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2007

Date of reporting period: May 31, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Focused Growth & Income Fund

May 31, 2007

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2007

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Focused Growth & Income Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2007.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in the equity securities of U.S. companies that the Adviser believes are undervalued. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Adviser uses a disciplined investment process to evaluate the investment opportunity of the companies in the Adviser’s extensive research universe. The Fund may invest in companies of any size and in any industry. The Fund may invest in securities of non-U.S. issuers. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements. The Fund may enter into forward commitments.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2007. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the

Fund, although some may have different investment policies and sales and management fees.

The Fund’s Class A shares without sales charges outperformed the benchmark and the Lipper Average for both the six- and 12-month periods ended May 31, 2007. Security selection was positive for Fund performance during both periods. Sector selection was weak in both periods, as the Fund was underweight many of the strong performing, but increasingly expensive, large subsets of the value benchmark. As a reminder to the Fund’s investors, sector allocation in the Fund is a residual of our stock selection process. For example, if electric utility stocks appear expensive in the Relative Value Investment Team’s (the “Team’s”) stock scoring work, the Team won’t own any in the Fund. While the Fund’s sector allocation is a residual of stock selection, it clearly reflects the Team’s basic view that the value index’s big sectors have become very expensive.

During the six- and 12-month periods, underweights in energy and utilities hurt the Fund’s performance while an underweight in financials helped. At the stock level, strong overall performance, particularly in health care and financials, offset a performance drag in the Fund’s sector allocation. The Team’s relative valuation analysis concludes that there is very little value left in the value index that appears significantly undervalued with the exception of large, high-quality companies.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	1

Market Review and Investment Strategy

Equity markets around the world plunged in late February 2007 and remained volatile through much of March, buffeted first by a huge drop in Chinese stocks and then by news of rising delinquency rates for U.S. subprime mortgages. Investors, lulled into complacency by solid economic and corporate-profit growth and rising stock prices, were reminded that financial markets are not without risk.

During the last few years, investors have enjoyed strong global economic growth with low inflation, strong market returns with low volatility, and exceptionally strong and widespread corporate profitability. Indeed, corporate earnings have exceeded expectations by a wide margin for quite some time.

The Team believes that investors who expect companies to maintain profitability at this extraordinarily high level are pricing all stocks very similarly, regardless of sector, risk or future earnings growth potential. This devel opment has given an ‘Alice in the Looking Glass’ quality to the markets: Stocks with superior fundamentals and proven track records are being priced at discounts; stocks with earnings at cyclical peaks are being priced as if their earnings will never decline. These market distortions have persisted for longer than the Team has expected, as distortions based on sentiment sometimes do. While no one can know when sentiment will change, the brief spikes in volatility in the second quarter of 2006 and again in the first quarter of 2007 show how aggressively complacent investors can react to the suggestion that market conditions will not remain benign. History suggests that, as overall earnings growth becomes harder to find, valuation spreads will widen between companies with strong long-term earnings growth prospects and those trading at cyclical peaks. How long that will take is unclear. Increased global capital spending—a typical response to high corporate returns—is already beginning to add capacity to many industries and is putting downward pressure on earnings.

2	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States. For the six- and 12-month periods ended May 31, 2007, the Lipper Large-Cap Core Funds Average consisted of 826 and 806 funds, respectively. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Fund can invest in small- to mid-capitalization companies. These investments may be more volatile than investments in large-capitalization companies. The Fund may at times be concentrated in a particular sector or industry group and, therefore, may be subject to greater risk. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2007	Returns(a)
	6 Months	12 Months
AllianceBernstein Focused Growth & Income Fund
Class A	13.45%	27.70%

Class B	13.30%	27.05%

Class C	13.08%	26.82%

Class R*	13.32%	27.36%

Class K*	13.47%	27.77%

Class I*	13.59%	28.09%

Russell 1000 Value Index	11.21%	25.58%

Lipper Large-Cap Core Funds Average	10.00%	21.19%

(a)	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2007(a)
	NAV Returns	SEC Returns

Class A Shares
1 Year	27.70%	22.24%
5 Years	8.61%	7.67%
Since Inception*	9.69%	9.06%

Class B Shares
1 Year	27.05%	23.05%
5 Years	7.88%	7.88%
Since Inception*	8.96%	8.96%

Class C Shares
1 Year	26.82%	25.82%
5 Years	7.85%	7.85%
Since Inception*	8.92%	8.92%

Class R Shares†
1 Year	27.36%	27.36%
Since Inception*	11.82%	11.82%

Class K Shares†
1 Year	27.77%	27.77%
Since Inception*	11.49%	11.49%

Class I Shares†
1 Year	28.09%	28.09%
Since Inception*	11.78%	11.78%

(a)	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.24%, 1.96%, 1.95%, 1.46%, 1.06% and 0.76% for Class A, Class B, Class C, Class R, Class K and Class I, respectively.

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2007)(a)
SEC Returns

Class A Shares
1 Year	21.41%
5 Year	10.09%
Since Inception*	8.77%

Class B Shares
1 Year	22.18%
5 Year	10.28%
Since Inception*	8.66%

Class C Shares
1 Year	24.87%
5 Year	10.24%
Since Inception*	8.62%

Class R Shares†
1 Year	26.44%
Since Inception*	11.13%

Class K Shares†
1 Year	26.94%
Since Inception*	10.45%

Class I Shares†
1 Year	27.25%
Since Inception*	10.77%

(a)	May reflect the positive impact of proceeds related to class action settlements that were originated from individual fund holdings. For further information, please visit: www.alliancebernstein.com/CmsObjectABD/PDF/HistoricalPricing/settlements.pdf

*	Inception dates: 12/22/99 for Class A, Class B and Class C shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Bund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by 31,000 (for example, an 58,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other fends by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2006		Ending Account Value May 31, 2007		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,134.48	$1,018.65	$6.71	$6.34
Class B	$1,000	$1,000	$1,132.97	$1,017.20	$8.24	$7.80
Class C	$1,000	$1,000	$1,130.83	$1,015.06	$10.52	$9.95
Class R	$1,000	$1,000	$1,133.19	$1,017.50	$7.92	$7.49
Class K	$1,000	$1,000	$1,134.69	$1,019.25	$6.07	$5.74
Class I	$1,000	$1,000	$1,135.89	$1,021.04	$4.15	$3.93

*	Expenses are equal to the classes’ annualized expense ratios of 1.26%, 1.55%, 1.98%, 1.49%, 1.14% and 0.78%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2007 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $313.2

TEN LARGEST HOLDINGS**

May 31, 2007 (unaudited)

Company	U.S $ Value	Percent of Net Assets
Axis Capital Holdings Ltd.	$18,795,750	6.0%
American International Group, Inc.	14,468,000	4.6
Emerson Electric Co.	13,323,750	4.3
Sun Microsystems, Inc.	12,750,000	4.1
Procter & Gamble Co.	12,710,000	4.1
Loews Corp. – Carolina Group	11,662,500	3.7
UnitedHealth Group, Inc.	10,954,000	3.5
Microsoft Corp.	10,734,500	3.4
Time Warner, Inc.	10,150,750	3.2
Accenture, Ltd.—Class A	8,802,100	2.8
	$124,351,350	39.7%

*	All data are as of May 31, 2007. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

**	Long-term investments

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard and Poor’s. The fund components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the Broad Market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

8	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2007 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 95.3%
Financials – 22.5%
Capital Markets – 4.4%
The Bank of New York Co., Inc.	125,000	$5,070,000
Franklin Resources, Inc.	17,500	2,375,450
Merrill Lynch & Co., Inc.(a)	30,000	2,781,900
Northern Trust Corp.	52,500	3,416,700

		13,644,050

Diversified Financial Services – 2.6%
JPMorgan Chase & Co.	160,000	8,292,800

Insurance – 15.3%
ACE Ltd.	90,000	5,541,300
American International Group, Inc.	200,000	14,468,000
Axis Capital Holdings Ltd.	475,000	18,795,750
Loews Corp.	100,000	5,103,000
Willis Group Holdings Ltd.	84,900	3,931,719

		47,839,769

Real Estate Investment Trusts (REITs) – 0.2%
Mack-Cali Realty Corp.	15,000	724,350

		70,500,969

Health Care – 19.9%
Biotechnology – 3.5%
Genentech, Inc.(b)	75,000	5,982,750
Gilead Sciences, Inc.(a)(b)	60,000	4,966,200

		10,948,950

Health Care Equipment & Supplies – 0.7%
Alcon, Inc.	16,500	2,277,990

Health Care Providers & Services – 9.8%
Aetna, Inc.	127,500	6,748,575
Laboratory Corp. of America Holdings(a)(b)	55,000	4,330,700
Medco Health Solutions, Inc.(b)	30,000	2,332,800
UnitedHealth Group, Inc.	200,000	10,954,000
WellPoint, Inc.(b)	75,000	6,105,750

		30,471,825

Pharmaceuticals – 5.9%
Eli Lilly & Co.	85,000	4,982,700
Merck & Co., Inc.	50,000	2,622,500
Schering-Plough Corp.	175,000	5,729,500
Wyeth	90,000	5,205,600

		18,540,300

		62,239,065

Information Technology – 15.2%
Communications Equipment – 1.7%
Cisco Systems, Inc.(b)	200,000	5,384,000

Computers & Peripherals - 4.1%
Sun Microsystems, Inc.(b)	2,500,000	12,750,000

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

IT Services – 4.2%
Accenture Ltd.—Class A	215,000	$8,802,100
Alliance Data Systems Corp.(b)	32,500	2,532,400
Fiserv, Inc.(b)	32,800	1,943,400

		13,277,900

Semiconductors & Semiconductor Equipment – 0.1%
International Rectifier Corp.(b)	8,400	304,332

Software – 5.1%
Amdocs Ltd.(b)	75,000	2,915,250
Citrix Systems, Inc.(b)	70,000	2,352,700
Microsoft Corp.	350,000	10,734,500

		16,002,450

		47,718,682

Consumer Staples – 14.4%
Food & Staples Retailing – 3.4%
CVS Caremark Corp.	141,950	5,470,753
Walgreen Co.	115,000	5,189,950

		10,660,703

Food Products – 1.6%
Campbell Soup Co.	125,000	4,962,500

Household Products – 4.9%
Kimberly-Clark Corp.	35,000	2,483,600
Procter & Gamble Co.	200,000	12,710,000

		15,193,600

Tobacco – 4.5%
Altria Group, Inc.	35,000	2,488,500
Loews Corp. - Carolina Group	150,000	11,662,500

		14,151,000

		44,967,803

Industrials – 7.8%
Aerospace & Defense – 0.9%
United Technologies Corp.	39,700	2,800,835

Airlines – 0.7%
Southwest Airlines Co.	150,000	2,146,500

Electrical Equipment – 4.2%
Emerson Electric Co.	275,000	13,323,750

Machinery – 2.0%
Danaher Corp.(a)	75,000	5,512,500
ITT Corp.	10,000	673,000

		6,185,500

		24,456,585

Consumer Discretionary – 7.3%
Hotels Restaurants & Leisure – 0.8%
McDonald’s Corp.	48,500	2,451,675

Media – 6.5%
Comcast Corp.—Class A(b)	100,000	2,741,000
News Corp.—Class A	217,500	4,804,575
Omnicom Group, Inc.	25,000	2,632,500
Time Warner, Inc.	475,000	10,150,750

		20,328,825

		22,780,500

10	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Utilities – 3.0%
Independent Power Producers & Energy Traders – 2.7%
The AES Corp.(b)	350,000	$8,305,500
Dynegy, Inc.—Class A(b)	31,221	302,219

		8,607,719

Multi-Utilities – 0.3%
Dominion Resources, Inc./VA	10,000	885,900

		9,493,619

Telecommunication Services – 2.7%
Diversified Telecommunication Services – 2.7%
AT&T, Inc.	200,000	8,268,000

Materials – 2.5%
Chemicals – 2.2%
Air Products & Chemicals, Inc.	90,000	7,019,100

Containers & Packaging – 0.3%
Ball Corp.	15,000	830,400

		7,849,500

Total Common Stocks (cost $231,487,407)		298,274,723

SHORT-TERM INVESTMENTS – 3.6%
Investment Companies - 3.6%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio(c) (cost $11,349,321)	11,349,321	11,349,321

Total Investments Before Security Lending Collateral—98.9% (cost $242,836,728)		309,624,044

INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%
Short-Terms – 3.1%
UBS Private Money Market Fund, LLC (cost $9,768,744)	9,768,744	9,768,744

Total Investments – 102.0% (cost $252,605,472)		319,392,788
Other assets less liabilities – (2.0)%		(6,233,389)

Net Assets – 100.0%		$313,159,399

(a)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(b)	Non-income producing security.

(c)	Investment in affiliated money market mutual fund.

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	11

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2007 (unaudited)

Assets
Investments in securities, at value
Unaffilated issuers (cost $241,256,151 including investment of cash collateral for securities loaned of $9,768,744)	$308,043,467	(a)
Affiliated issuers (cost $11,349,321)	11,349,321
Cash	183
Receivable for investment securities sold	13,079,328
Receivable for capital stock sold	2,008,331
Dividends and interest receivable	365,632

Total assets	334,846,262

Liabilities
Payable for collateral on securities loaned	9,768,744
Payable for investment securities purchased	8,972,600
Payable for capital stock redeemed	2,401,780
Advisory fee payable	144,999
Distribution fee payable	110,605
Transfer Agent fee payable	26,106
Administrative fee payable	25,526
Accrued expenses	236,503

Total liabilities	21,686,863

Net Assets	$313,159,399

Composition of Net Assets
Capital stock, at par	$19,460
Additional paid-in capital	224,853,351
Undistributed net investment income	764,676
Accumulated net realized gain on investment transactions	20,734,596
Net unrealized appreciation of investments	66,787,316

	$313,159,399

Net Asset Value Per Share—18 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$147,691,444	8,956,519	$16.49	*

B	$109,805,161	6,969,375	$15.76

C	$52,984,630	3,371,187	$15.72

R	$2,327,241	141,992	$16.39

K	$327,494	19,891	$16.46

I	$23,429	1,415	$16.55

*	The maximum offering price per share for Class A shares was $17.22 which reflects a sales charge of 4.25%.

(a)	Includes securities on loan with a value of $9,489,158 (see Note E).

See notes to financial statements.

12	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2007 (unaudited)

Investment Income
Dividends (net of foreign taxes withheld of $5,044)	$2,538,486
Interest
Affiliated issuers	375,960
Unaffiliated issuers	151,340	$3,065,786

Expenses
Advisory fee	838,959
Distribution fee—Class A	205,142
Distribution fee—Class B	573,559
Distribution fee—Class C	256,106
Distribution fee—Class R	4,715
Distribution fee—Class K	496
Transfer agency—Class A	154,020
Transfer agency—Class B	154,432
Transfer agency—Class C	61,740
Transfer agency—Class R	2,312
Transfer agency—Class K	299
Transfer agency—Class I	16
Custodian	79,388
Registration fees	50,618
Printing	47,155
Administrative	45,025
Audit	29,150
Legal	27,639
Directors’ fees	17,879
Miscellaneous	8,764

Total expenses	2,557,414
Less: expenses waived by the Distributor (see Note C)	(259,978)
Less: expense offset arrangement (see Note B)	(18,099)

Net expenses		2,279,337

Net investment income		786,449

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		21,421,990
Net change in unrealized appreciation/depreciation of investments		16,062,921

Net gain on investment transactions		37,484,911

Net Increase in Net Assets from Operations		$38,271,360

See notes to financial statements.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	13

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Increase (Decrease) in Net Assets from Operations
Net investment income	$786,449	$632,419
Net realized gain on investment transactions	21,421,990	35,150,443
Net change in unrealized appreciation/depreciation of investments	16,062,921	(3,367,915)

Net increase in net assets from operations	38,271,360	32,414,947

Dividends and Distributions to Shareholders from
Net investment income
Class A	(639,802)	– 0 –
Class R	(8,327)	– 0 –
Class K	(3,535)	– 0 –
Class I	(2,528)	– 0 –
Net realized gain on investment transactions
Class A	(12,796,034)	(10,387,971)
Class B	(11,883,217)	(10,014,550)
Class C	(4,972,302)	(4,131,885)
Class R	(162,384)	(55,743)
Class K	(37,014)	(610)
Class I	(23,755)	(606)
Capital Stock Transactions
Net increase (decrease)	858,806	(111,314,707)

Total increase (decrease)	8,601,268	(103,491,125)
Net Assets
Beginning of period	304,558,131	408,049,256

End of period (includes undistributed net investment income of $764,676 and $632,419, respectively)	$313,159,399	$304,558,131

See notes to financial statements.

14	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2007 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”), organized as a Maryland corporation on July 6, 1999, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Class I shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All six classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	15

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on

16	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to share-holders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	17

Notes to Financial Statements

net assets. Prior to September 7, 2004, the Fund paid the Adviser an advisory fee at an annual rate of .75% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 2.50%, 3.20%, 3.20%, 2.70%, 2.45% and 2.20% of the daily average net assets for the Class A, Class B, Class C, Class R, Class K and Class I shares, respectively. For the six months ended May 31, 2007, there were no fees waived by the Adviser.

Pursuant to the advisory agreement, the Fund paid $45,025 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended May 31, 2007.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $150,382 for the six months ended May 31, 2007.

For the six months ended May 31, 2007, the Fund’s expenses were reduced by $18,099 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,866 from the sale of Class A shares and received $10,996, $37,776 and $606 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2007.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio (collectively, the “STIF Portfolios”), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2007, amounted to $251,146, of which $29,000 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

18	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attribut-able to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on Class I shares. As of February 1, 2007, with respect to Class B shares, payments to the distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2007, such waiver amounted to $259,978. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $88,142, $1,384,762, $52,434 and $15,810 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2007, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$140,202,022	$166,862,132
U.S. government securities	– 0 –	– 0 –

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$67,001,629
Gross unrealized depreciation	(214,313)

Net unrealized appreciation	$66,787,316

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	19

Notes to Financial Statements

Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with UBS Securities LLC (the “Lending Agent”). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in an eligible money market vehicle in accordance with the investment restrictions of the Fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower’s failure to return a loaned security when due. As of May 31, 2007, the Fund had loaned securities with a value of $9,489,158 and received cash collateral which was invested in a money market fund valued at $9,768,744 as included in the accompanying portfolio of investments. For the six months ended May 31, 2007, the Fund earned fee income of $1,142 which is included in interest income in the accompanying statement of operations.

20	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006
Class A
Shares sold	907,987	1,819,917	$14,221,932	$27,329,929

Shares issued in reinvestment of dividends and distributions	817,619	633,054	12,207,069	9,261,571

Shares converted from Class B	502,512	412,389	7,868,979	6,203,485

Shares redeemed	(1,582,826)	(5,920,150)	(24,663,032)	(88,556,790)

Net increase (decrease)	645,292	(3,054,790)	$9,634,948	$(45,761,805)

Class B
Shares sold	221,866	386,800	$3,240,161	$5,516,164

Shares issued in reinvestment of distributions	699,954	585,469	9,995,335	8,249,255

Shares converted to Class A	(525,861)	(429,960)	(7,868,979)	(6,203,485)

Shares redeemed	(1,103,021)	(3,894,373)	(16,414,961)	(55,554,441)

Net decrease	(707,062)	(3,352,064)	$(11,048,444)	$(47,992,507)

Class C
Shares sold	329,355	195,987	$4,833,181	$2,801,342

Shares issued in reinvestment of distributions	280,092	233,067	3,999,710	3,281,581

Shares redeemed	(466,594)	(1,744,641)	(6,926,325)	(24,794,968)

Net increase (decrease)	142,853	(1,315,587)	$1,906,566	$(18,712,045)

Class R
Shares sold	35,063	54,723	$552,034	$793,370

Shares issued in reinvestment of dividends and distributions	9,655	2,781	143,463	40,611

Shares redeemed	(6,411)	(14,128)	(100,401)	(208,454)

Net increase	38,307	43,376	$595,096	$625,527

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	21

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2007 (unaudited)	Year Ended November 30, 2006		Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006

Class K
Shares sold	9,535	23,711			$149,236	$362,874

Shares issued in reinvestment of dividends and distributions	2,721	– 0 –	(a)		40,544	3

Shares redeemed	(13,068)	(3,669)			(206,409)	(54,709)

Net increase (decrease)	(812)	20,042			$(16,629)	$308,168

Class I
Shares sold	– 0 –	14,571		$	– 0 –	$217,953

Shares issued in reinvestment of dividends and distributions	1,680	– 0 –	(a)		25,153	2

Net increase (decrease)	(13,813)	14,571			$(212,731)	$217,955

(a)	Share amounts less than one full share.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk — Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk — In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum expo-sure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2007.

22	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2006 and November 30, 2005 were as follows:

	2006	2005
Distributions paid from:
Ordinary income	$13,442,727	$1,515,337
Net long-term capital gains	11,148,638	5,073,410

Total taxable distributions	24,591,365	6,588,747

Total distributions paid	$24,591,365	$6,588,747

As of November 30, 2006, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed long term capital gain	$18,047,710
Undistributed ordinary income	12,637,361
Unrealized appreciation/(depreciation)	49,859,055	(a)

Total accumulated earnings/(deficit)	$80,544,126

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	23

Notes to Financial Statements

relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund’s investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund’s investment advisory agreement, please see “Advisory Fee and Other Transactions with Affiliates” above.

A special committee of the Adviser’s Board of Directors, comprised of the members of the Adviser’s Audit Committee and the other independent member of the Adviser’s Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC’s and the NYAG’s investigations.

In addition, the Independent Directors of the Fund (“the Independent Directors”) have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

24	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a

Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	25

Notes to Financial Statements

moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31,

26	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Notes to Financial Statements

2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date. On June 30, 2007, plaintiffs’ time to file an appeal expired. On July 11, 2007 the parties submitted a fully executed Stipulation Withdrawing Appeal to the court.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$16.13		$15.42		$14.69	$13.27		$10.85	$13.09

Income From Investment Operations
Net investment income (loss)(a)	.06		.09		.05	.10	(b)	(.01)	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.94		1.54		.93	1.32		2.43	(2.23)

Net increase (decrease) in net asset value from operations	2.00		1.63		.98	1.42		2.42	(2.24)

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0 –		(.10)	– 0 –		– 0 –	– 0 –
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0 –		– 0 –	– 0 –

Total dividends and distributions	(1.64)		(.92)		(.25)	– 0 –		– 0 –	– 0 –

Net asset value, end of period	$16.49		$16.13		$15.42	$14.69		$13.27	$10.85

Total Return
Total investment return based on net asset value(c)	13.45%		11.20%		6.67%	10.70%		22.30%	(17.11)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$147,692		$134,079		$175,285	$224,377		$163,169	$75,413
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.28	%(d)(e)	1.21	%(f)	1.27%	1.19%		1.51%	1.59%
Expenses, before waivers/ reimbursements	1.28	%(d)(e)	1.21	%(f)	1.27%	1.34%		1.51%	1.59%
Net investment income (loss)	.75	%(d)	.59	%(f)	.36%	.73	%(b)	(.12)%	(.10)%
Portfolio turnover rate	49%		133%		152%	132%		159%	218%

See	footnote summary on page 33.

28	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$15.43		$14.89		$14.20	$12.92		$10.64	$12.93

Income From Investment Operations
Net investment income (loss)	– 0 –	(g)(h)	(.02)		(.05)	– 0 –	(b)(h)	(.10)	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.89		1.48		.89	1.28		2.38	(2.19)

Net increase (decrease) in net asset value from operations	1.89		1.46		.84	1.28		2.28	(2.29)

Less: Distributions
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0 –		– 0 –	– 0 –

Net asset value, end of period	$15.76		$15.43		$14.89	$14.20		$12.92	$10.64

Total Return
Total investment return based on net asset value(c)	13.30%		10.41%		5.90%	9.91%		21.43%	(17.71)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$109,805		$118,437		$164,194	$202,459		$183,098	$110,968
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.57	%(d)(e)	1.94	%(f)	2.00%	1.92%		2.25%	2.32%
Expenses, before waivers/ reimbursements	2.02	%(d)(e)	1.94	%(f)	2.00%	2.07%		2.25%	2.32%
Net investment income (loss)	.45	%(d)(g)	(.14	)%(f)	(.37)%	(.03	)% (b)	(.87)%	(.84)%
Portfolio turnover rate	49%		133%		152%	132%		159%	218%

See footnote summary on page 33.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	29

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,
			2006		2005	2004		2003	2002

Net asset value, beginning of period	$15.42		$14.88		$14.19	$12.91		$10.63	$12.92

Income From Investment Operations
Net investment income (loss)	– 0 –	(h)	(.02)		(.05)	– 0 –	(b)(h)	(.10)	(.10)
Net realized and unrealized gain (loss) on investment transactions	1.86		1.48		.89	1.28		2.38	(2.19)

Net increase (decrease) in net asset value from operations	1.86		1.46		.84	1.28		2.28	(2.29)

Less: Distributions
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0 –		– 0 –	– 0 –

Net asset value, end of period	$15.72		$15.42		$14.88	$14.19		$12.91	$10.63

Total Return
Total investment return based on net asset value(c)	13.08%		10.42%		5.90%	9.91%		21.45%	(17.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$52,985		$49,794		$67,622	$82,312		$71,348	$37,810
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.99	%(d)(e)	1.92	%(f)	1.99%	1.90%		2.22%	2.30%
Expenses, before waivers/ reimbursements	1.99	%(d)(e)	1.92	%(f)	1.99%	2.05%		2.22%	2.30%
Net investment income (loss)	.03	%(d)	(.12	)%(f)	(.36)%	(.01	)%(b)	(.84)%	(.82)%
Portfolio turnover rate	49%		133%		152%	132%		159%	218%

See footnote summary on page 33.

30	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30,					November 3, 2003(i) to November 30, 2003
			2006		2005	2004

Net asset value, beginning of period	$16.06		$15.39		$14.66	$13.27		$13.16

Income From Investment Operations
Net investment income (loss)(a)	.04		.06		.03	.18	(b)	– 0 –	(h)
Net realized and unrealized gain on investment transactions	1.93		1.53		.92	1.21		.11

Net increase in net asset value from operations	1.97		1.59		.95	1.39		.11

Less: Dividends and Distributions
Dividends from net investment income	(.08)		– 0 –		(.07)	– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.56)		(.92)		(.15)	– 0 –		– 0 –

Total dividends and distributions	(1.64)		(.92)		(.22)	– 0 –		– 0 –

Net asset value, end of period	$16.39		$16.06		$15.39	$14.66		$13.27

Total Return
Total investment return based on net asset value(c)	13.32%		10.94%		6.47%	10.48%		.84%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,327		$1,665		$928	$241		$10
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	1.50	%(d)(e)	1.44	%(f)	1.60%	1.45%		1.83	%(d)
Expenses, before waivers/ reimbursements	1.50	%(d)(e)	1.44	%(f)	1.60%	1.59%		1.83	%(d)
Net investment income (loss)	.53	%(d)	.42	%(f)	.19%	1.25	%(b)	(.26	)%(d)
Portfolio turnover rate	49%		133%		152%	132%		159%

See footnote summary on page 33.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	31

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$16.17		$15.43		$15.27

Income From Investment Operations
Net investment income(a)	.08		.15		.05
Net realized and unrealized gain on investment transactions	1.92		1.51		.11

Net increase in net asset value from operations	2.00		1.66		.16

Less: Dividends and Distributions
Dividends from net investment income	(.15)		– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.56)		(.92)		– 0 –

Total dividends and distributions	(1.71)		(.92)		– 0 –

Net asset value, end of period	$16.46		$16.17		$15.43

Total Return
Total investment return based on net asset value(c)	13.47%		11.39%		1.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$327		$335		$10
Ratio to average net assets of:
Expenses	1.15	%(d)(e)	1.04	%(f)	1.23	%(d)
Net investment income	.98	%(d)	.96	%(f)	.48	%(d)
Portfolio turnover rate	49%		133%		152%

See footnote summary on page 33.

32	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2007 (unaudited)		Year Ended November 30, 2006		March 1, 2005(i) to November 30, 2005

Net asset value, beginning of period	$16.25		$15.47		$15.27

Income From Investment Operations
Net investment income(a)	.07		.19		.09
Net realized and unrealized gain on investment transactions	1.96		1.51		.11

Net increase in net asset value from operations	2.03		1.70		.20

Less: Dividends and Distributions
Dividends from net investment income	(.17)		– 0 –		– 0 –
Distributions from net realized gain on investment transactions	(1.56)		(.92)		– 0 –

Total dividends and distributions	(1.73)		(.92)		– 0 –

Net asset value, end of period	$16.55		$16.25		$15.47

Total Return
Total investment return based on net asset value(c)	13.59%		11.64%		1.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23		$248		$10
Ratio to average net assets of:
Expenses	.79	%(d)(e)	.73	%(f)	.96	%(d)
Net investment income	.83	%(d)	1.34	%(f)	.77	%(d)
Portfolio turnover rate	49%		133%		152%

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived by the Adviser and Transfer Agent.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent defered sales charge is not reflected in the calculation of the total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the period shown below, the net expense ratios were as follows:

Six Months Ended May 31, 2007 (unaudited)
Class A	1.26%
Class B	1.55%
Class C	1.98%
Class R	1.49%
Class K	1.14%
Class I	.78%

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by the Distributor.

(h)	Amount is less than $0.005.

(i)	Commencement of distributions.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	33

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Senior Vice President

Paul C. Rissman, Senior Vice President

Craig Ayers, Vice President

Aryeh Glatter, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of and investment decisions for the Fund are made by the Adviser’s Relative Value Investment Team. While the members of the team work jointly to determine the investment strategy, including security selection, for the Fund, Mr. Frank Caruso CFA, who is CIO of the Adviser’s Relative Value Investment Team, is primarily responsible for the day-to-day management of the Fund.

34	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 1-3, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement wherein the Senior Officer concluded that the contractual fees for the Fund were reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	35

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2005 and 2006 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years and that they had received a presentation from representatives of the Adviser and the independent consultant on the methodology and such changes. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution

36	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by Lipper showing the comparative performance of the Class A Shares of the Fund as compared to a group of funds selected by Lipper (the “Performance Group”) and as compared to a universe of funds consisting of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared to the Russell 1000 Value Index (the “Index”), in each case for periods ended December 31, 2006 over the 1-, 3-, 5-year periods and (in the case of the Index) the since inception period (December 1999 inception). The directors noted that in the Performance Group comparison the Fund was in the 2nd quintile in the 1-year period, 3rd quintile in the 3-year period and 1st quintile in the 5-year period, and in the Performance Universe comparison the Fund was in the 2nd quintile in the 1-year period, 4th quintile in the 3-year period and 1st quintile in the 5-year period. The comparative information showed that the Fund outperformed the Index in the since inception period and underperformed the Index in all other periods reviewed. Based on their review and their discussion of the Fund’s investment results over time with the Adviser, the directors concluded that the Fund’s investment results were satisfactory. The directors informed the Adviser that they planned to continue to closely monitor the Fund’s performance.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	37

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. For this purpose, they reviewed information in the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have a substantially similar investment style as the Fund. The directors noted that the institutional fee schedule for clients with a substantially similar investment style as the Fund had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate that would be lower than that in the Fund’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with a similar investment style as the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds comparable to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year expense ratio. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser’s provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

38	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

The directors noted that the Fund’s at approximate current size contractual effective fee rate of 55 basis points, plus the 3 basis point impact of the latest fiscal year administrative expense reimbursement by the Fund pursuant to the Advisory Agreement, was lower than the Expense Group median. The directors also noted that the Fund’s total expense ratio, which had been capped by the Adviser (although the expense ratio was currently lower than the cap) was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund’s net assets.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	39

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Focused Growth & Income Fund, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;
3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

1	It should be noted that the information in the fee summary was completed on April 23, 2007 and presented to the Board of Directors on May 1-3, 2007.

2	Future references to the Fund do not include “AllianceBernstien.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

40	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 02/28/07 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$301.3	Focused Growth & Income Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $90,835 (0.03% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination date of the undertaking. It should be noted that the Fund was operating below its expense cap as of its most recent fiscal year end; accordingly the expense limitation undertaking of the Fund was of no effect. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio		Fiscal Year End
Focused Growth & Income Fund, Inc.	Class A Class B Class C Class R Class K Class I	2.50 3.20 3.20 2.70 2.45 2.20	% % % % % %	1.21 1.94 1.92 1.44 1.04 0.73	% % % % % %	November 30

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	41

funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different and legal and reputational risks are greater, it is worth considering information regarding the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on February 28, 2007 net assets:

Fund	Net Assets 02/28/07 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Focused Growth & Income Fund, Inc.	$301.3	Relative Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $10m	0.345%	0.550%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship:

Fund	Sub-advised Fund	Fee Schedule
Focused Growth & Income Fund, Inc.	Client #1	0.60% on 1st $1billion 0.55% thereafter

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

42	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the proposed management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)5 at the approximate current asset level of the Fund.6

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee[7]	Lipper Group Median	Rank
Focused Growth & Income Fund, Inc.	0.550	0.749	1/15

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU8 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

5	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

6	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

7	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee would not reflect any expense reimbursements made by the Adviser to the Fund for the expense cap.

8	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	43

Fund	Expense Ratio (%)[9]	Lipper Group Median (%)	Lipper Group Rank	Lipper Universe Median (%)	Lipper Universe Rank
Focused Growth & Income Fund, Inc.	1.212	1.275	4/15	1.229	60/133

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2006, relative to 2005.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”), and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees,

44	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

9	Most recently completed fiscal year end Class A total expense ratio.

to firms that sell shares of the Fund. In 2006, ABI paid approximately 0.044% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20.4 million for distribution services and educational support (revenue sharing payments). For 2007, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $20 million.10 During the Fund’s most recently completed fiscal year, ABI received from the Fund $5,056, $2,373,518 and $170,658 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2006 in comparison to 2005. During the Fund’s most recently completed fiscal year, ABIS received $387,936 in fees from the Fund.11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Portfolios’ most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted with the Fund is comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Directors regarding economies of scale and/or scope. Based on the independent consultant’s initial survey, there was a consensus that fund management companies benefited from economies of scale. However, due to the lack of cost data, researchers had to infer facts about the costs from the behavior

10	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $27,027 under the offset agreement between the Fund and ABIS.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	45

of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders.

The independent consultant conducted further studies of the Adviser’s operations to determine the existence of economies of scale and/or scope within the Adviser. The independent consultant also analyzed patterns related to advisory fees at the industry level. In a recent presentation to the Board of Directors, the independent consultant noted the potential for economies of scale and/or scope through the use of “pooling portfolios” and blend products. The independent consultant also remarked that there may be diseconomies as assets grow in less liquid and active markets. It was also observed that various factors, including fund size, family size, asset class, and investment style, had an impact on advisory fees.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $742 billion as of March 31, 2007, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund12 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) 13 for the periods ended December 31, 2006.14

Focused Growth & Income Fund, Inc.	Fund Return	PG Median	PU Median	PG Rank	PU Rank
1 year	15.34	13.29	13.89	4/15	57/166
3 year	8.31	8.41	9.13	8/14	84/137
5 year	6.65	4.51	4.90	2/12	24/121

12	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. Rounding differences may cause the Adviser’s Fund returns to be one or two basis points different from Lipper’s own Fund returns. To maintain consistency, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

13	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

14	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

46	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)15 versus its benchmark.16 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.17

	Periods Ending December 31, 2006 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Focused Growth & Income Fund, Inc.	15.34	8.31	6.65	8.86	14.09	0.36	5
Russell 1000 Value Index	22.25	15.09	10.86	7.80	12.19	0.71	5

Inception Date: December 22, 1999

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 4, 2007

15	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

16	The Adviser provided Fund and benchmark performance return information for periods through December 31, 2006. It should be noted that the “since inception” performance returns of the Fund’s benchmark goes back only through the nearest month-end after inception date. In contrast, the Fund’s since inception return goes back to the Fund’s actual inception date.

17	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

AllianceBernstein Family of Funds

48	• ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME FUND

ALLIANCEBERNSTEIN FOCUSED GROWTH & INCOME

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FGI-0152-0507

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Focused Growth and Income Fund, Inc.

By:	/s/ Marc O. Mayer
Marc O. Mayer President

Date:	July 30, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	July 30, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 30, 2007